                                                                       Exhibit P


                                BUSINESS ETHICS
                                      FOR
             CIGNA RETIREMENT & INVESTMENT SERVICES ASSOCIATES OF:

                     TIMESSQUARE CAPITAL MANAGEMENT, INC.
                                   ("TSCM")

                            CIGNA INVESTMENTS, INC.
                                    ("CII")

                       GLOBAL PORTFOLIO STRATEGIES, INC.
                                    ("GPS")

                 CIGNA INTERNATIONAL INVESTMENT ADVISORS, LTD.
                                   ("CIIAL")

                  CIGNA INTERNATIONAL INVESTMENT ADVISORS, KK
                                  ("CIIAKK")

                       CIGNA LEVERAGE CAPITAL FUND, INC.
                                   ("CLCF")

                       CIGNA FUNDING LIMITED PARTNERSHIP
                                   ("CFLP")

                                      and

                               CIGNA FUNDS GROUP
                        CIGNA INSTITUTIONAL FUNDS GROUP
                         CIGNA VARIABLE PRODUCTS GROUP
                           CIGNA HIGH INCOME SHARES
                       CIGNA INVESTMENT SECURITIES, INC.
                          (collectively, the "Funds")


                                                                   DECEMBER 2000

                       AFFIRMATION/DISCLOSURE STATEMENT



My signature below represents affirmation of the following statements unless otherwise specifically noted:

1. I have read, understand, and agree to comply with the Business Ethics. I realize that my failure to observe the provisions of the Business Ethics may be a basis for dismissal for cause, and that such failure may constitute a violation of Federal or State securities laws and regulations which may subject me to civil liabilities and criminal penalties.


2. If an officer, employee or director of TSCM, I also acknowledge that these Business Ethics serve as the Code of Ethics required by the Investment Company Act of 1940 and the rules thereunder.

3. I have no existing or proposed outside financial interests, business connections or conflicts of interest, nor have I engaged in any other transactions required to be disclosed except the following:



4. I know of no acceptance of gifts or favors, real estate transactions or other business financial involvement by me or by a member of my immediate family required to be disclosed, except the following:



5. I hereby certify that I have complied with the requirements of the Business Ethics, that I have reported all personal Covered Securities transactions required to be disclosed pursuant to the Business Ethics and if required, have disclosed all personal Covered Securities holdings.


Date ______________________         Signature ___________________________

                                    Name ________________________________
                                                   (Printed)

                                    Department __________________________


Please return the completed statement to the Compliance Department. Retain a copy for your records.

                                BUSINESS ETHICS

                                 INTRODUCTION


1.  Statement of General Principles
    -------------------------------

    The Business Ethics are based on the principle that the employees, officers and directors of Covered Companies owe a fiduciary duty to all Clients to conduct their personal securities transactions and other activities in a manner which does not interfere with investment transactions or otherwise take unfair advantage of their relationship to Clients. All employees must adhere to this general principle as well as comply with the specific provisions set forth herein. It bears emphasis that technical compliance with these provisions will not automatically insulate from scrutiny transactions and activities that show a pattern of compromise or abuse of the individual's fiduciary duties to Clients. Accordingly, all employees, officers and directors must seek to avoid any actual or potential conflicts between their personal interests and the interest of our Clients. In sum, all employees, officers and directors shall place the interests of our Clients before our personal interests.

    The purpose of the Business Ethics is to establish procedures consistent with the Investment Advisers Act of 1940, Investment Company Act of 1940, and Securities Exchange Act of 1934. Accordingly, no Access Person or Non-
                                                         -------------    ----
    Access Person shall --
    -------------

    1.   Employ any device, scheme or artifice to defraud;

    2. Make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

    3. Engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon any person; or

    4.   Engage in any manipulative practice.

    These Business Ethics are designed to supplement the Business Ethics and Practices adopted by CIGNA Corporation, which apply to all employees of CIGNA Corporation and its affiliates. CIGNA Retirement & Investment Services Associates must comply with the Business Ethics and Practices of CIGNA Corporation as well as the Business Ethics for CIGNA Retirement & Investment Services Associates. Violations of the Business Ethics and Practices of CIGNA Corporation must be reported to the CIGNA General Auditor.

    Supervisors at every level are responsible for seeing that their employees understand these Business Ethics. Supervisors should encourage employees to discuss questions of business ethics or practices at any time they arise and to surface potential questions before any action is taken in order to prevent problems from developing.

2.   General Definitions
     -------------------

     Access Persons:            Any director, officer, general partner, or
                                "Advisory Person" of TSCM or the Funds, except
                                 ---------------
                                for those directors or trustees of the Funds who are unaffiliated with CIGNA Corporation or its affiliates.

     Advisory Persons:          Any CIGNA Retirement & Investment Services
                                (Investments) Associates whose functions or duties relate to the determination of recommendations to purchase, sell, or hold publicly-traded Covered Securities; those individuals who in connection with his/her regular duties, obtains any information concerning publicly-traded Covered Securities being recommended for purchase, sale or hold.

                                With respect to the Funds, any CIGNA Retirement & Investment Services (Investments) Associate who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by a Fund, or whose functions relate to the making of any recommendations with respect to the purchase or sales of Covered Securities by a Fund; and any natural person in a control relationship to a Fund or TSCM who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of Covered Securities by a Fund.

     Associate:                 Any employee of CIGNA Corporation or any of its
                                affiliates assigned to the Investments area of the Retirement & Investment Services Division.

     Beneficial Ownership:      Generally, employees will be deemed to have
                                ownership of Covered Securities in the accounts of their spouses, dependent relatives, members of the same household, trustee and custodial accounts or any other account in which they have a financial interest or over which they have investment discretion. See Exhibit A for expanded discussion.


     Chief Compliance Officer:  Timothy F. Roberts is the Chief Compliance
                                Officer for Covered Companies.

     CIGNA Securities:     Securities issued or sponsored by CIGNA Corporation
                           or its affiliates.

     Client: Any corporate, advisory, investment company or other account managed by, or as to which investment advice is given by, a Covered Company.

     Covered Companies:    TimesSquare Capital Management, Inc. (TSCM)
                           CIGNA Investments, Inc. (CII)
                           Global Portfolio Strategies, Inc. (GPS)
                           CIGNA International Investment Advisors, Ltd. (CIIAL)
                           CIGNA International Investment Advisors, KK (CIIAKK)
                           CIGNA Leveraged Capital Fund, Inc. (CLCF)
                           CIGNA Funding Limited Partnership (CFLP)
                           "The Funds"

     Covered Securities:   Any note, stock, treasury stock, bond, debenture,
                           evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, shares of closed-end mutual funds, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, non-bank certificate of deposit, or any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security".

                           "Covered Securities" do not include - direct
                            ------------------
                           obligations issued by the Government of the United States; bankers' acceptances; bank certificates of deposit; commercial paper and high quality short-term debt instruments, including repurchase agreements; or shares of a registered open-end investment company.

     Equivalent Covered
     Securities:           Equivalent Covered Security is one that has
                           substantial economic relationship to another Covered
                           Security. This would include, among other things, (1) a Covered Security that is convertible into another
                           Covered Security, (2) with respect to an equity
                           Covered Security, a Covered Security having the same issuer (including a private issue by the same issuer) and any derivative, option or warrant relating to that Covered Security and (3) with respect to a fixed-income Covered Security, a Covered Security having the same issuer, maturity, coupon and rating any derivative, option or warrant relating to that Covered Security.

     Investment Personnel:    Portfolio Managers and any other Advisory Persons
                              ------------------               ----------------
                              who provide investment information and/or advice
                              to the Portfolio Managers and/or help execute the
                                     ------------------
                              Portfolio Manager's investment decision.
                              Investment Personnel include research analysts, traders, and their assistants.

     Material, Non-Public
     Information:             As a general guideline, information is material if
                              it might reasonably be expected to affect the market value of Covered Securities or influence investor decisions to buy, sell or hold Covered
                              Securities. Information is nonpublic if it is not generally available to the investing community.

     Non-Access Persons:      CIGNA Retirement & Investment Services Associates
                              (Investments) who are not designated as Access
                                                                      ------
                              Persons.
                              -------

     Personal Covered
     Security Transactions:   Any personal purchase or sale of a Covered
                              Security on behalf of an account(s) in which an
                              Access Person or Non-Access Person has direct or
                              -------------    -----------------
                              Beneficial Ownership.

     Portfolio Managers:      Investment Personnel who have the direct
                              --------------------
                              responsibility and authority to make investment decisions for a Client.

     Purchase or Sale:        Any contract or agreement, including the writing
                              of an option, to purchase or sell a Covered
                              Security.

     The Funds                CIGNA Funds Group
                              CIGNA Institutional Funds Group
                              CIGNA Variable Products Group
                              CIGNA High Income Shares
                              CIGNA Investment Securities, Inc.

3.   A.   Applicability
          -------------

          The Business Ethics apply to all CIGNA Retirement & Investment Services Associates (Investments), including part-time employees. Temporary personnel and consultants are subject to the same provisions of this policy as full-time employees.

     B.   Dissemination and Acknowledgment of the Business Ethics
          -------------------------------------------------------

          The following procedures pertain to dissemination and acknowledgment of receipt of the Business Ethics.

          A. The Chief Compliance Officer and each designated Compliance Officer in Tokyo and London oversee the dissemination and affirmation of the Business Ethics to those persons for whom he or she is responsible. Currently the Compliance Officers are as follows:

                      Chief Compliance Officer                Tim Roberts
                      Compliance Officer (London)             Flora Kong
                      Compliance Officer (Tokyo)              Fumi Kaji

          B. Human Resources ensures that each new full and part-time employee of Covered Companies receives, upon employment, a copy of the Business Ethics and the Affirmation/Disclosure Statement. The employee sends the executed Affirmation/Disclosure Statement to the Compliance Department.

              Hiring managers are responsible for assuring temporary personnel and consultants receive a copy of the Business Ethics and execute the Affirmation/Disclosure Statement.

          C. Access Persons and Non-Access Persons are required to certify at least annually using the Affirmation/Disclosure Statement that:

                 (i)  they have read and understood the Business Ethics;

                (ii)  they recognize that they are subject to the Business
                      Ethics;

               (iii) they have complied with the requirements of the Business Ethics;

                (iv) they have disclosed or reported all Personal Covered Securities Transactions required to be disclosed or reported pursuant to the requirements of the Business Ethics.

4.   Prohibited and Restricted Personal Covered Securities Transactions by
     ---------------------------------------------------------------------
     Advisory Persons, Other Access Persons, and Non-Access Persons
     --------------------------------------------------------------

     A.   Initial Public Offerings
          ------------------------

          No Advisory Person may acquire any Covered Securities (equity or fixed
             ---------------
          income) in an initial public offering. However, there may be circumstances where investments may be permitted, if they do not represent conflict of interest, or even the appearance of a conflict of interest. An example is shares issued by mutual banks and insurance companies that specifically allocate shares to existing customers. Consult with the Chief Compliance Officer.

          All NASD Registered Representatives are reminded to also consult the
                   --------------------------
          CIGNA Financial Services, Inc. compliance manual prior to acquiring any IPO.

     B.   Private Placements
          ------------------

          Access Person and Non-Access Persons may not acquire any private
          -------------     ------------------
          placement security without express prior approval.

          (i) Such approval will take into account, among other factors, whether the investment opportunity should be reserved for a Client and whether the opportunity is being offered to the Access
                                                                          ------
               Person or Non-Access Person by virtue of his or her position with
               ------    -----------------
               a Client.

          (ii) Access Persons and Non-Access Persons who have been authorized to
               --------------     ------------------
               acquire a private placement security must disclose that investment to the Chief Investment Officer (including his or her designee) and the Compliance Department when the Access Person or
                                                                -------------
               Non-Access Person plays a part in any subsequent consideration of
               -----------------
               an investment by a Client in the issuer of the private placement. In such circumstances, a decision to purchase securities of the issuer for a Client will be subject to an independent review by appropriate personnel with no personal interest in the issuer.

     C.   Blackout Periods
          ----------------

          Except as provided in Section F below,

          (i)  Advisory Persons are prohibited from executing a transaction in a
               ----------------
               Covered Security on any day during which any Client for which a Covered Company provides investment advice has a pending "buy" or "sell" order in the same or an equivalent Covered Security and until such time as that order is executed or withdrawn.

               All CIGNA Retirement & Investment Services (Investments)
               --------------------------------------------------------
               Associates are prohibited from executing a transaction in a
               ----------
               Covered Security on any day that they have knowledge that any Client has a pending "buy" or "sell" order in the same or an equivalent Covered Security and until such time as that order is executed or withdrawn.

               A "pending 'buy' or 'sell' order" exists when a decision to purchase or sell a Covered Security has been made.

          (ii) Investment Personnel are prohibited from buying or selling a
               --------------------
               Covered Security within seven calendar days before or after a Client which they manage trades in the same or an equivalent Covered Security.

     D.   Short-Term Trading Profits
          --------------------------

          Except as provided in Section F below, Advisory Persons are prohibited
                                                 ----------------
          from profiting from a purchase and sale, or sale and purchase, of the
               ---------
          same or an equivalent Covered Security within any 60 calendar day period. The 60-day period is determined on the last in, first-out basis. If trades are effected during the proscribed period, any profits realized on such trades will be immediately required to be disgorged to a charity approved by the Chief Compliance Officer. Transactions resulting in breakeven or losses are not subject to the 60 day prohibition.

     E.   Preclearance
          ------------

          Except as provided in Section F below, Advisory Persons must preclear
                                                 ----------------
          all personal Covered Securities transactions with the Compliance Department. See form in Exhibit B.

          All precleared orders must be executed by the end of the calendar day preclearance is granted. If any order is not timely executed, a request for preclearance must be resubmitted.

          The provisions of this Section prohibit all Advisory Persons from
                                                      ----------------
          entering limit orders in their personal accounts unless their broker-dealer is further instructed that the order is only good until the end of that calendar day. The provisions of this Section prohibit all Advisory Persons from entering good-till-cancel orders in their
          ----------------
          personal accounts.

          Advisory Persons are permitted to execute trades on-line.  However,
          ----------------
          trades entered on-line after the close of business will not be executed until the following business day. Therefore, the employee must provide backup documentation to the Compliance Department evidencing the entry date of the transaction (which should coincide with the date of the pre-clearance form).

     F.   Exempted Transactions
          ---------------------

          1. The following transactions will be exempt from the provisions of Preclearance, Blackout Periods, and Short-Term Trading Profits above:

               (a) Purchases or sales of Covered Securities effected in any personal account over which the Advisory Person has no
                                                    ---------------
                    direct or indirect influence or control or in any account of the Advisory Person which is managed on a discretionary
                        ---------------
                    basis by a person other than such Advisory Person and with
                                                      ---------------
                    respect to which such Advisory Person does not in fact
                                          ---------------
                    influence or control such transactions.

               (b) Purchases or sales of Covered Securities which are non-volitional on the part of the Advisory Person.
                                                  ---------------

               (c) Purchases that are made by reinvesting cash dividends pursuant to an automatic dividend reinvestment program ("DRIP") (this exception does not apply to optional cash purchases or to the decision to begin or stop participating in a DRIP);

          2. The prohibitions of Section 4(C)(i) and (ii) (Blackout Periods) - except for Portfolio Managers with respect to activity in a
                          ------------------
               Client they manage - and 4(D) (Short-Term Trading Profits) will not apply to the following (but preclearances will still be required):

               (a) "De minimis" Transactions - Any equity Covered Securities transaction, or series of related transactions effected over a 30 calendar day period, involving 500 shares or less in the aggregate, if (i) the Advisory Person has no prior
                                              ---------------
                    knowledge of activity in such security by a Client, (ii) the issuer is listed on a major securities exchange (including, but not limited to NYSE and AMEX) or the NASDAQ National Market and has a market capitalization (outstanding shares multiplied by the current price per share) greater than $5 billion (or a corresponding market capitalization in foreign markets), and (iii) TSCM-managed portfolios in the aggregate own less than 2% of the outstanding equity shares of the issuer.

               (b) Any fixed income Covered Securities transaction, or series of related transactions effected over a 30 calendar day period, involving 100 units ($100,000 principal amount) or less in the aggregate, if the Advisory Person has no prior
                                                  ---------------
                    knowledge of transactions in such securities by a Client.

               (c) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities,
                           --------
                    to the extent such rights were acquired from such issuer.

               (d) Purchases or sales of Covered Securities which receive the prior approval of the Chief Compliance Officer (such person having no personal interest in such purchases or sales), based on a determination that no abuse is involved and that such purchases and sales are not likely to have any economic impact on a Client or on its ability to purchase or sell Covered Securities of the same class or other Covered Securities of the same issuer.

          3. The prohibitions of Section 4(C)(i) (Blackout Periods) and 4(D) (Short-Term Trading Profits) do not apply to the following. Preclearances are not required:
                                 ---

               (a) Any transaction in index securities (e.g. NASDAQ 100 - QQQ), including options thereon, effected on a broad-based index. Individual securities included in an index are not covered by this exception.

5.   Opening and Maintaining Broker-Dealer Accounts by Access Persons and
     --------------------------------------------------------------------
     Advisory Persons
     ----------------

     Access Persons must disclose all broker-dealer accounts in which there is
     --------------
     direct or Beneficial Ownership to the Compliance Department. When opening new accounts, notify the Compliance Department prior to effecting any trades in the new account(s).

     In addition, Advisory Persons must supply the Compliance Department with a
                  ----------------
     written statement to be sent to the broker-dealer(s) authorizing the broker-dealer to send duplicate copies of transaction confirmations and periodic statements directly to the Compliance Department.

     Access Persons must notify the Compliance Department when broker-dealer
     --------------
     account ownership changes occur and when accounts are closed.

6.        Reporting of Personal Covered Securities Transactions and Post-Trade
          --------------------------------------------------------------------
          Review
          ------

     A.   Advisory Persons are required to direct their broker-dealers to supply
          ----------------
          to the Compliance Department, on a timely basis, duplicate copies of confirmations of all Personal Covered Securities Transactions and copies of periodic statements for all accounts in which the Advisory
                                                                      --------
          Person has a direct or Beneficial Ownership interest.  Compliance with
          ------
          this Business Ethics requirement will be deemed to satisfy the transaction reporting requirements imposed by securities laws. But any transactions in Covered Securities not executed through a broker-dealer must be reported quarterly to the Compliance Department within
                                  ---------
          10 calendar days of the end of the quarter using the form in Exhibit
          C. Compliance will e-mail you the form upon request. You may e-mail the completed form to Compliance.

     B.   Other Access Persons, i.e. those officers and directors who are not
                ---------------                                           ---
          also designated as Advisory Persons and whose broker-dealers do not
          ----               ----------------
          send duplicate confirmations and periodic statements to Compliance, and Non-Access Persons must report transactions in Covered Securities
              ------------------
          quarterly within 10 calendar days of the end of the quarter using the
          ---------
          form in Exhibit C. Compliance will e-mail you the form at quarter end. You may e-mail the completed form to Compliance.

          Other Access Persons and Non-Access Persons may elect to satisfy the
                --------------     ------------------
          transaction reporting requirement by authorizing their broker-dealers to send duplicate confirmations and periodic statements for all accounts in which there is direct or Beneficial Ownership directly to Compliance. Call Compliance for a form letter we ask you to sign. We will send it to the broker-dealer(s) for you. Note that transactions not effected through broker-dealers must be reported separately.

     C.   The Chief Compliance Officer will periodically review the personal
          ----------------------------
          investment activity of all Access Persons and Non-Access Persons.
                                     --------------     ------------------

     D.   International.  The Compliance Officers in Tokyo and London are
          -------------
          responsible for reviewing the reports of personal securities transactions. Such review shall relate only to Covered Securities traded in those offices. During due diligence reviews of Tokyo and London, the Chief Compliance Officer will review personal trading activity.

7.   Disclosure of Personal Holdings of Covered Securities Required for Access
     -------------------------------------------------------------------------
     Persons
     -------

     Within 10 calendar days of employment, and thereafter on an annual basis, all Access Persons must disclose all personal Covered Securities holdings
         ------ -------
     in which the Access Person has direct or Beneficial Ownership.
                  -------------

     A.   For Advisory Persons, compliance with the annual disclosure
              ----------------
          requirement may be satisfied by periodic broker-dealers' statements sent directly to the Compliance Department. But note that Covered Securities not included in broker-dealers' reports must be reported separately to the Compliance Department. Use the form in Exhibit D. Compliance will e-mail you the report form upon request.

     B.   All officers, directors, and other Access Persons whose broker-dealers
                                             --------------
          do not send duplicate confirms and periodic statements to Compliance are required to report all personal Covered Securities holdings using the form in Exhibit D. Compliance will e-mail you the form. You can e-mail the completed form back to Compliance.

          Other Access Persons may elect to satisfy this reporting requirement
                --------------
          by authorizing their broker-dealers to send duplicate confirmations and periodic statements for all accounts in which there is direct or Beneficial Ownership directly to Compliance. Call Compliance for a form letter we ask you to sign. We will send it to the broker-dealer(s) for you. But note that transactions not effected through broker-dealers must be reported separately by you.

8.   Prohibitions Against Transactions Based on Material, Nonpublic Information
     --------------------------------------------------------------------------

     No Access Person or Non-Access Person will cause a purchase or sale of a
        -------------    -----------------
     Covered Security to be made for a Client or a personal account while in possession of material, nonpublic information with respect to the issuer of such Covered Security. You must be careful to avoid any impropriety, or even the appearance of an impropriety, in all investment transactions.

     A.   Communications.  At all times, Access and Non-Access Persons must be
          --------------                 ------     ------------------
          aware that any information which is considered or suspected to be material and/or nonpublic should not be disclosed to anyone who does not have a business need to know such information, and any recipient of such information must be made aware that the information is material and nonpublic.

     B.   Files.  Release of any materials which may contain material, nonpublic
          -----
          information (or conclusions or opinions based thereon) is only allowed on a need-to-know basis.

     C.   Other Disclosures.  Access Persons and Non-Access Persons should also
          -----------------   --------------     ------------------
          exercise diligence in other areas where the possibility exists that material, nonpublic information may be inadvertently disclosed to anyone who does not have a need to know. For example, documents should not be left in conference rooms, or on copy or fax machines. Care should be taken to properly file or discard documents.

     D.   Restricted List.  The Restricted List is maintained by the Compliance
          ---------------
          Department. This list includes issuers as to which material, nonpublic information has been received by Access Persons and/or Non-
                                                     --------------        ---
          Access Persons. It also identifies issuers as to which the release of
          --------------
          such information violates contractual restrictions. In addition, it includes those issuers, the trading of whose securities is limited by other policy or legal considerations. The Restricted List is distributed to all traders, portfolio managers and analysts of public securities, persons responsible for private secondary market trading, and others as determined by the CR&IS Law Department and the Compliance Department.

          If any individual believes that he or she is in possession of material, nonpublic information with respect to an issuer having publicly traded securities outstanding, he or she must immediately advise the Compliance Department of the fact so that the name can be added to the Restricted List. If the individual is uncertain as to the materiality of the information, he or she should immediately meet with the Chief Compliance Officer to review the information and make a determination if it is appropriate to add the issuer to the Restricted List. If there is any doubt, the issuer will be placed on the Restricted List while the issues are reviewed by a higher level of management. An issuer placed on the Restricted List because of material, nonpublic information will not be removed from such List until the information which resulted in the issuer being placed on such List is no longer material or is now public.

          No transaction will be made in a Covered Security for the account of a Client, any Access Persons or Non-Access Persons receiving the
                      --------------    ------------------
          Restricted List, the issuer of which is on the Restricted List, unless such transaction has been approved by the Compliance Department and the CR&IS Law Department.

          Associates of Private & Alternative Investments (P&AI) and lawyers and supporting legal staff for P&AI should also refer to policies with respect to the Inside List, included in the Policy and Procedures Manual, Part V, Section 12.

9.   Transactions in Securities Issued or Sponsored by CIGNA Corporation or its
     --------------------------------------------------------------------------
     Affiliates
     ----------

     Transactions in CIGNA Securities by CIGNA employees, which include all employees of Covered Companies, through personal broker-dealer accounts in which they have direct or Beneficial Ownership, through their 401(k) Plans, through the exercise and/or simultaneous sale of stock options, or as a result of the sale of restricted stock are governed by the Policy Statement for Transactions in CIGNA Securities contained in the CIGNA Corporate Policy. Refer to home.cigna.com\old\understa
                      ---------------------------

     See Exhibit E for an expanded discussion of procedures, including reporting requirements, pertaining to CIGNA Securities.

10.  Gifts
     -----

     A.   Access Persons and Non-Access Persons and household members thereof
          --------------     ------------------
          are prohibited from receiving any gift, or any series of gifts within a calendar year, of more than $100 in value from any person or entity that does business with a Covered Company or on behalf of a Client. Occasional business meals or entertainment (theatrical or sporting events, etc.) are permitted so long as they are not excessive in number or cost and the host is present at the event.

          Gifts include prizes sponsored by or paid for by broker-dealers, investment bankers, correspondents, and other intermediaries, or investments of any amount, as well as any other property, service or thing of value (such as tickets, admission or entrance fees, meals, entertainment, transportation or lodging). Receipt of gifts in the form of cash, checks, gift certificates is prohibited.

     B. In general, Covered Companies will be responsible for all business travel expenses incurred by its employees which are consistent with corporate travel policy. As a matter of policy, Covered Companies do not allow sponsors of trips who are broker-dealers or issuers of Covered Securities, or other investable assets, to pay for travel or lodging expenses for our employees.

          Exceptions to this policy can be granted by the Chief Compliance Officer if the trip sponsor arranges for group travel or lodging which is not available through normal commercial channels for the convenience of the group (e.g. charter flights) or is a de minimis expense to the sponsor because of the nature of its business (e.g. airline or hotel companies). In both of these cases, it should be clear that the sponsor is paying for reasons of convenience rather than to curry favor.

11.  Real Estate Transactions
     ------------------------

     Access Persons and Non-Access Persons shall refrain from engaging in the
     --------------     ------------------
     real estate business, the development of real estate or from serving as consultant to others in such activities, unless approved by Covered Companies' management on the basis that the activity will not present a conflict of interest.

12.  Corporate Directorships and Other Business Relationships
     --------------------------------------------------------

     In order that even the appearance of impropriety be avoided, it is important that CIGNA Retirement & Investment Services Associates not be involved in investment decisions which relate to other business enterprises of which they are "insiders." For purposes of this policy, a person is an "insider" of a business enterprise if he or she is one of its directors or officers, or otherwise has a confidential relationship with it, or has a beneficial ownership of 1% of its voting stock. A regulated investment company is not a business enterprise for this purpose.

     CIGNA Retirement & Investment Services Associates should make written disclosure of any insider relationships to the Compliance Department. No new insider relationships should be accepted without the written approval of the President of CIGNA Retirement & Investment Services and, if required by CIGNA Corporation policy, by the Corporate Secretary of CIGNA Corporation. New beneficial ownership in excess of 1% of voting stock resulting from non-volitional actions should be reported in the annual disclosure of insider relationships. (See the CIGNA Corporation policy on "Outside Board and Officerships" in the CIGNA Corporate Policy and Procedure Manual). The continuation of any insider relationship is at the discretion of the President of CIGNA Retirement & Investment Services and the Corporate Secretary of CIGNA Corporation and is to be terminated upon request.

13.  Investigations
     --------------

     The Chief Compliance Officer will make a determination from the reports of Covered Securities personal transactions, the annual Affirmation/Disclosure Statements, and from any other situations brought to his attention, or of which he is aware, whether a violation or possible violation, of these Business Ethics has occurred. The Chief Compliance Officer will thoroughly investigate each violation or possible violation. Such investigative procedures shall include notification to the appropriate member of the Senior Leadership Team and to the CR&IS Law Department of the violation or possible violation, and discussion of the violation or possible violation with the individual to determine whether the procedures set forth in the Business Ethics section of the Policy and Procedures Manual were followed. Each investigation will be properly documented, including the name of the individual, the date of the investigation, identification of the violation or possible violation, and a summary of the disposition. The file kept on such investigation shall include all underlying records.

     The Chief Compliance Officer will report his findings in writing to the appropriate member of the Senior Leadership Team, CIGNA Internal Audit Department, and to the CR&IS Law Department. The decision as to whether a violation has occurred will be subject to review by the Chief Compliance Officer, the appropriate member of the Senior Leadership Team, and the CR&IS Law Department.

                                                                       EXHIBIT A

                      EXPLANATION OF BENEFICIAL OWNERSHIP


You are considered to have "Beneficial Ownership" of Covered Securities if you have or share a direct or indirect "Pecuniary Interest" in the Covered Securities.

You have a "Pecuniary Interest" in Covered Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Covered Securities.

The following are examples of an indirect Pecuniary Interest in Covered
Securities:

1. Securities held by members of your immediate family sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Covered Securities will not provide you with any economic benefit.

     "Immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

2. Your interest as a general partner in Covered Securities held by a general or limited partnership.

3. Your interest as a manager-member in the Covered Securities held by a limited liability company.

You do not have an indirect Pecuniary Interest in Covered Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, unless you are a controlling equityholder or you have or share investment control over the Covered Securities held by the entity.

The following circumstances constitute Beneficial Ownership by you of Covered Securities held by a trust:

1. Your ownership of Covered Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

2.   Your ownership of a vested interest in a trust.

3. Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.

                                                                       EXHIBIT B
                                                                       ---------

                                 PRECLEARANCE
                   PERSONAL COVERED SECURITIES TRANSACTIONS

Name: _________________________________________________________________________

Date: _________________________________________________________________________

Time: _________________________________________________________________________

Name of Security: _____________________________________________________________


 .   If the request is to purchase (sell), has this security been sold or
    (purchased) by this individual within the past 60 calendar days? Yes, no, de minimis, or explain exception.


 .   Does any Client portfolio have a pending "buy" or "sell" order in the same or equivalent Covered Security? Yes, no, de minimis, or explain exception.


 .   If the request is made by Investment Personnel, has a portfolio purchased or sold this security within the past seven calendar days or is a transaction currently anticipated within the next seven calendar days? Yes, no, de minimis, or explain exception.


 .   Is this an IPO?  Yes, no, or explain exception.


 .   Is this a private placement?  Yes, no, or explain exception.


This approval is good for ________________________ only.
                                  (date)

Preclearance granted by:  ________________________________

                                                                       EXHIBIT C

                   PERSONAL REPORT OF SECURITIES TRANSACTIONS


Name/Routing:                          For the Quarter Ending ____________, 2000

The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

====================================================================================================================================

                                                                                                                  DATE
                                                                                                      ------------------------------
                                    Name of                              Number of       Price per                          Other
        Name of Security       Broker/Dealer/Bank     Account Number    Shares/Units    Share/Unit    Purchased    Sold   (Explain)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================


   [_] NONE (check if no reportable transactions)


Signature: ____________________________           Date: ________________________

Compliance Unit Review: __________

                                                                       EXHIBIT D

==============================================================================================================

                                        TimesSquare Capital Management, Inc.
                                    Personal Covered Security Holdings Disclosure

                                        List of All Covered Securities Held*
                                               As at December 31, 2000

==============================================================================================================

Employee Name: __________________________________________      Signature: ________________________________
(Please print)
                                                               Date:    __________________________________

==============================================================================================================

         Broker-Dealer and              Description of Covered Security              Number of shares or
           Account Number                                                            par value held
==============================================================================================================

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


==============================================================================================================

* Excludes restricted CIGNA Common Stock held by First Chicago Trust Company.

                                                                       EXHIBIT E


                   COMPLIANCE GUIDELINES - CIGNA SECURITIES
                   ----------------------------------------


Since many of you have asked questions regarding procedures for the approval of and reporting of transactions in CIGNA Securities, especially in your 401(k) Plan, we are providing additional information which should be helpful to you.

As provided in CIGNA's Corporate Policy and Procedure Manual, speculative transactions involving any CIGNA, or CIGNA-sponsored, security are prohibited. Examples include writing or trading any option, or selling "short" any CIGNA, or CIGNA-sponsored, security. Refer to home.cigna.com\old\understa
                                     ---------------------------


PRE-CLEARANCE REQUIREMENTS
--------------------------

Advisory Persons must pre-clear:
----------------

1. All transactions in CIGNA Securities executed through a broker-dealer.

2. All discretionary transactions, including changes in percentages, in CIGNA Securities within the 401(k) Plan.

Employee Stock Options or Restricted Stock Plans
-------------------------------------------------

It is not necessary to obtain pre-clearance from the Compliance Department to initiate a transaction involving Employee Stock Options or Restricted and Unrestricted Stock through Shareholder Services. Those employees who have been notified by the Corporate Secretary (Carol Ward) that they are subject to trading restrictions in CIGNA Securities, must obtain clearance through the Corporate Secretary's Office. All other employees should contact Shareholder Services.

REPORTING REQUIREMENTS AND PROCEDURES
-------------------------------------

CIGNA Securities Through Your Broker Dealer
-------------------------------------------

If an Access Person or Non-Access Person buys or sells CIGNA Securities through
      -------------    -----------------
their personal broker-dealer, the transaction should be reported in the same manner as a transaction in the stock of any other company.

                                                                       EXHIBIT E
                                                                     (continued)


Employee Stock Options or Restricted Stock Plans
-------------------------------------------------

All transactions by Access Persons or Non-Access Persons in Employee Stock
                    --------------    ------------------
Options or Restricted and Unrestricted Stock must be reported quarterly. For ease in reporting, it is suggested that you submit a copy of your transaction statement from Shareholder Services.

Disclosure of Personal Holdings of CIGNA Securities
---------------------------------------------------

On an annual basis, Access Persons must include holdings of unrestricted CIGNA
                    --------------                          ------------
Securities in the annual disclosure of personal securities holdings. This includes unrestricted holdings in the Employee Stock Options and Restricted Stock Plans. Refer to Section 7.

CIGNA Stock Fund in 401(k) Plan
-------------------------------

The following transactions in CIGNA Securities through your 401(k) Plan are reportable:

1. Any change/transfer in investment choices for accumulated balances in your 401(k) which impact the dollar amount invested in the CIGNA Stock Fund.
  (See Exhibit 1)

2. Any increase or decrease in the percent of your future 401(k) contributions
   that are allocated to the CIGNA Stock Fund.   (See Exhibit 2)

3. Any increase or decrease in the percent of your total 401(k) contributions if
                                                                              --
   one of your investment choices is the CIGNA Stock Fund.   (See Exhibit 3)
   ------------------------------------------------------

4. Any loan through your 401(k) Plan if CIGNA Securities are involved.

Attached are samples of completed forms with the type of information necessary for transactions in CIGNA Securities within your 401(k) Plan.

Please make a note of the date on which you call the 401(k) AnswerLine to make
------------------------------------------------------------------------------
your change.  This is the transaction date you should use when completing your
------------------------------------------------------------------------------
monthly Personal Report of Securities Transactions form.
-------------------------------------------------------

We emphasize that the above instructions pertain only to the CIGNA Stock Fund. Investment choices in any other funds of the 401(k) Plan are not reportable.

EXHIBIT 1 -  Transfer of Accumulated Balance
---------

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS


Name/Routing: ___________________   For the Quarter Ending ______________ , 2000


The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

====================================================================================================================================

                                                                                                                  DATE
                                                                                                      ------------------------------
                                    Name of                              Number of       Price per
        Name of Security       Broker/Dealer/Bank     Account Number    Shares/Units    Share/Unit    Purchased    Sold     Other
------------------------------------------------------------------------------------------------------------------------------------
CIGNA STOCK FUND (401(K)) --                                                                                     1/26/99*
------------------------------------------------------------------------------------------------------------------------------------
   ACCUMULATED BALANCE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*TRANSFERRED 15% FROM CIGNA
------------------------------------------------------------------------------------------------------------------------------------
        STOCK FUND
====================================================================================================================================


   [_] NONE (check if no reportable transactions)


Signature: ____________________________           Date: ________________________

Compliance Unit Review: __________

EXHIBIT 2 -  Change in Percentage
---------
             of Future Contributions

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS


Name/Routing: ______________________   For the Quarter Ending ___________ , 2000


The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

====================================================================================================================================

                                                                                                                  DATE
                                                                                                      ------------------------------
                                    Name of                              Number of       Price per
        Name of Security       Broker/Dealer/Bank     Account Number    Shares/Units    Share/Unit    Purchased    Sold     Other
------------------------------------------------------------------------------------------------------------------------------------
CIGNA STOCK FUND (401(k)) --                                                                                              *1/26/99
------------------------------------------------------------------------------------------------------------------------------------
    FUTURE CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*INCREASED PERCENTAGE OF 401(k)
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION ALLOCATED TO
------------------------------------------------------------------------------------------------------------------------------------
CIGNA STOCK FROM 10% TO 15%
====================================================================================================================================

   [_] NONE (check if no reportable transactions)

Signature: ____________________________           Date: ________________________

Compliance Unit Review: __________

EXHIBIT 3 -  Change in Percentage of
---------
             Total 401(k) Contribution

                  PERSONAL REPORT OF SECURITIES TRANSACTIONS


Name/Routing: ____________________   For the Quarter Ending ______________, 2000


The following is a record of all transaction(s) for a Personal Account in Securities in which I or a Family Member had, or by reason of which I or a Family Member acquired or disposed of, a direct or indirect Beneficial Ownership during the month. This report is made solely to comply with SEC regulations and shall not be construed as an admission by me that I am or a Family Member is the Beneficial Owner of the Security(ies) listed below. The purchase or sale of shares of unaffiliated, open-end funds, investment of dividends through a dividend reinvestment plan and the purchase or sale of securities which are issued by the Government of the United States, may be omitted.

====================================================================================================================================

                                                                                                                  DATE
                                                                                                      ------------------------------
                                    Name of                              Number of       Price per
        Name of Security       Broker/Dealer/Bank     Account Number    Shares/Units    Share/Unit    Purchased    Sold     Other
------------------------------------------------------------------------------------------------------------------------------------
CIGNA STOCK FUND (401(k)) --                                                                                              *1/26/99
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL 401(k) CONTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*INCREASED TOTAL 401(k)
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION FORM 10% TO 12%
------------------------------------------------------------------------------------------------------------------------------------
TO INCLUDE 40% TO CIGNA STOCK
====================================================================================================================================


   [X] NONE (check if no reportable transactions) Other than periodic purchases as previously reported

Signature: ____________________________           Date: ________________________

Compliance Unit Review: __________